Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED

Investor Financial Supplement

Second Quarter 2012

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital

Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Peter Hill or Melissa Sheer, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

These factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and (14) management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended		For The Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Previous Year Quarter Change	Previous Year to Date Change
HIGHLIGHTS
Net income (loss)	$78,940	$32,635	$157,964	$(14,052)	141.9%	n/m
Net operating income [a]	68,960	39,558	136,683	14,833	74.3%	821.5%
Operating cashflow	97,335	101,796	166,377	148,705	(4.4%)	11.9%
Gross premiums written	566,857	563,907	1,228,187	1,191,755	0.5%	3.1%
Net premiums earned	350,778	348,941	688,953	728,828	0.5%	(5.5% )
Total assets	10,696,586	10,497,364	10,696,586	10,497,364	1.9%	1.9%
Total shareholders’ equity	2,851,736	2,793,081	2,851,736	2,793,081	2.1%	2.1%

PER SHARE
Basic earnings per share
Net income (loss)	$0.79	$0.31	$1.58	$(0.13)
Net operating income [a]	0.69	0.37	1.36	0.14
Diluted earnings per share
Net income (loss)	$0.77	$0.30	$1.54	$(0.13)
Net operating income [a]	0.68	0.37	1.33	0.14

Weighted average shares outstanding - basic	99,563,474	105,604,786	100,283,266	106,385,007
Weighted average shares outstanding - diluted	101,957,882	107,111,909	102,556,070	106,385,007

Book value per common share [b]	$29.44	$26.40	$29.44	$26.40	11.5%	11.5%
Diluted book value per share (treasury stock method) [b]	28.68	25.98	28.68	25.98	10.4%	10.4%
Diluted tangible book value per share (treasury stock method) [b]	28.12	25.44	28.12	25.44	10.5%	10.5%

RATIOS
Annualized return on average shareholders’ equity [c]	11.1%	4.7%	11.1%	(1.0%)
Annualized net operating return on average shareholders’ equity [c]	9.7%	5.7%	9.6%	1.1%

Loss ratio [d]	56.2%	60.7%	58.6%	70.9%
Acquisition cost ratio [d]	17.7%	18.5%	17.7%	18.6%
General and administrative expense ratio [d]	12.6%	14.5%	13.3%	14.1%
Combined ratio [d]	86.6%	93.7%	89.5%	103.5%

[a]	Non-GAAP financial measure. For definition and calculation see page 34.
[b]	For calculations see page 35.
[c]	Non-GAAP financial measure. For calculations see page 32.
[d]	For property and casualty business only.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$763,957	$844,743	$922,844	$869,975	$987,057
Fixed maturities, trading at fair value	211,796	223,592	229,206	227,753	218,481
Fixed maturities, available for sale at fair value	5,709,850	5,518,102	5,501,925	5,662,869	5,403,312
Fixed maturities, held to maturity at amortized cost	833,990	885,214	874,259	926,916	993,691
Other investments, at fair value	366,404	332,884	286,515	311,633	350,193
Accrued interest income	65,252	64,295	71,322	71,038	70,777
Premiums receivable	991,927	869,800	715,154	777,980	870,287
Losses and benefits recoverable from reinsurers	1,083,840	1,108,036	1,068,119	1,079,035	1,058,724
Deferred acquisition costs	170,904	176,199	145,850	166,353	171,517
Prepaid reinsurance premiums	326,014	299,163	212,238	214,132	215,392
Trades pending settlement	31,925	111,194	22,887	34,158	9,168
Goodwill and intangible assets	55,431	55,771	56,111	56,652	58,094
Other assets	85,296	86,785	79,417	73,836	90,671

Total assets	$10,696,586	$10,575,778	$10,185,847	$10,472,330	$10,497,364

LIABILITIES
Property and casualty losses	$4,308,316	$4,322,847	$4,216,538	$4,205,057	$4,230,290
Life and annuity benefits	1,148,304	1,203,752	1,190,697	1,230,344	1,317,527
Deposit liabilities	158,412	151,058	151,035	147,493	147,428
Funds withheld from reinsurers	93,510	92,793	112,469	124,631	122,705
Unearned property and casualty premiums	1,281,406	1,221,788	1,020,639	1,149,108	1,203,024
Reinsurance balances payable	260,351	201,409	134,354	178,560	137,910
Accounts payable and accrued expenses	116,575	90,359	110,380	110,527	104,917
Trades pending settlement	37,455	—	—	41,383	—
Senior notes	440,521	440,510	440,500	440,489	440,482

Total liabilities	7,844,850	7,724,516	7,376,612	7,627,592	7,704,283

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00) 96,853,334 shares issued and outstanding	96,853	100,707	102,102	104,324	105,795
Additional paid-in capital	1,729,311	1,807,287	1,847,034	1,890,763	1,911,979
Accumulated other comprehensive income	202,229	185,146	166,957	173,025	132,218
Retained earnings	823,343	758,122	693,142	676,626	643,089

Total shareholders’ equity	2,851,736	2,851,262	2,809,235	2,844,738	2,793,081

Total liabilities and shareholders’ equity	$10,696,586	$10,575,778	$10,185,847	$10,472,330	$10,497,364

Book value per share	$29.44	$28.31	$27.51	$27.27	$26.40

Diluted book value per share (treasury stock method)	$28.68	$27.67	$26.91	$27.18	$25.98

Diluted tangible book value per share (treasury stock method) [a]	$28.12	$27.13	$26.37	$26.64	$25.44

Debt-to-capital ratio [b]	13.4%	13.4%	13.6%	13.4%	13.6%

[a]	Non-GAAP financial measure. For calculations see page 35.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	June 30, 2010 [g]
REVENUES
Gross premiums written	$566,857	$661,330	$325,983	$386,328	$563,907	$398,981
Reinsurance premiums ceded	(189,879)	(224,462)	(107,203)	(90,891)	(136,626)	(79,715)

Net premiums written	$376,978	$436,868	$218,780	$295,437	$427,281	$319,266

Earned premiums	$496,839	$477,867	$460,636	$452,931	$443,008	$391,723
Earned premiums ceded	(146,061)	(139,692)	(111,532)	(105,889)	(94,067)	(98,463)

Net premiums earned	350,778	338,175	349,104	347,042	348,941	293,260
Net investment income	54,729	58,678	57,080	60,335	59,665	53,277
Net realized and unrealized gains (losses) on investments	13,481	25,493	(5,775)	(7,972)	(5,774)	(14,786)
Total other-than-temporary impairment losses	(420)	(5,467)	(703)	(692)	(187)	(1,167)
Portion of loss recognized in other comprehensive income (loss) before taxes	(150)	98	1	(169)	(166)	867

Net impairment losses recognized in earnings	(570)	(5,369)	(702)	(861)	(353)	(300)
Other income	1,928	5,362	2,017	1,473	591	275

Total revenues	420,346	422,339	401,724	400,017	403,070	331,726

LOSSES AND EXPENSES
Net losses and loss expenses	196,764	206,029	231,533	198,521	211,133	159,817
Claims and policy benefits	13,272	13,466	14,564	14,538	15,570	13,943
Acquisition costs	62,171	59,724	64,380	61,434	64,680	48,798
Interest expense	9,635	8,628	13,296	11,303	10,630	7,916
Net foreign exchange losses (gains)	25	(32)	(753)	(147)	3,090	(634)
Merger and acquisition expenses	—	—	—	—	—	(54,570)
General and administrative expenses	58,777	60,082	54,657	61,555	69,659	50,649

Total losses and expenses	340,644	347,897	377,677	347,204	374,762	225,919

INCOME BEFORE TAXES	79,702	74,442	24,047	52,813	28,308	105,807
Income tax expense (benefit)	762	(4,582)	(6,901)	4,427	(4,327)	2,360

NET INCOME	78,940	79,024	30,948	48,386	32,635	103,447
Change in net unrealized gains and losses on fixed maturities, net of tax	23,444	16,819	(3,670)	61,540	42,820	60,525
Foreign currency translation adjustment	(6,361)	1,370	(2,398)	(20,733)	165	(7,629)

COMPREHENSIVE INCOME	$96,023	$97,213	$24,880	$89,193	$75,620	$156,343

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	56.2%	61.0%	66.5%	57.3%	60.7%	54.6%
Acquisition cost ratio [b]	17.7%	17.6%	18.5%	17.7%	18.5%	16.6%
General and administrative expense ratio [c]	12.6%	14.0%	12.4%	12.7%	14.5%	12.0%

Combined ratio [d]	86.6%	92.6%	97.4%	87.7%	93.7%	83.3%

Net income per share	$0.79	$0.78	$0.30	$0.46	$0.31	$1.14
Net income per diluted share	$0.77	$0.77	$0.30	$0.46	$0.30	$1.13
Net operating income per share - diluted [e]	$0.68	$0.66	$0.30	$0.47	$0.37	$0.64
Annualized ROAE [f]	11.1%	11.2%	4.4%	6.9%	4.7%	17.8%
Annualized net operating ROAE [f]	9.7%	9.6%	4.5%	7.1%	5.7%	10.1%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquistion costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 34 for calculation of net operating income per share - diluted.
[f]	Non-GAAP financial measure. See page 32 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE.
[g]	Includes the results for Harbor Point Limited (“Harbor Point”) from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	SIX MONTHS ENDED			YEAR ENDED
	June 30, 2012	June 30, 2011	June 30, 2010 [g]	Dec. 31, 2011	Dec. 31, 2010 [g]
REVENUES
Gross premiums written	$1,228,187	$1,191,755	$770,120	$1,904,066	$1,410,731
Reinsurance premiums ceded	(414,341)	(273,983)	(232,935)	(472,077)	(371,163)

Net premiums written	$813,846	$917,772	$537,185	$1,431,989	$1,039,568

Earned premiums	$974,706	$932,270	$696,720	$1,845,837	$1,578,647
Earned premiums ceded	(285,753)	(203,442)	(209,220)	(420,863)	(406,161)

Net premiums earned	688,953	728,828	487,500	1,424,974	1,172,486
Net investment income	113,407	117,431	101,667	234,846	222,458
Net realized and unrealized gains (losses) on investments	38,974	(24,592)	(8,364)	(38,339)	16,872
Total other-than-temporary impairment losses	(5,887)	(1,311)	(1,865)	(2,706)	(5,873)
Portion of loss recognized in other comprehensive income (loss) before taxes	(52)	(71)	1,145	(239)	3,228

Net impairment losses recognized in earnings	(5,939)	(1,382)	(720)	(2,945)	(2,645)
Other income	7,290	1,906	619	5,396	4,808

Total revenues	842,685	822,191	580,702	1,623,932	1,413,979

LOSSES AND EXPENSES
Net losses and loss expenses	402,793	515,539	284,782	945,593	654,841
Claims and policy benefits	26,738	30,280	31,602	59,382	65,213
Acquisition costs	121,895	135,288	73,042	261,102	187,464
Interest expense	18,263	19,089	12,858	43,688	28,275
Net foreign exchange (gains) losses	(7)	2,212	(3,086)	1,312	(115)
Merger and acquisition expenses	—	—	(49,826)	—	(48,776)
General and administrative expenses	118,859	140,862	87,177	257,074	220,586

Total losses and expenses	688,541	843,270	436,549	1,568,151	1,107,488

INCOME BEFORE TAXES	154,144	(21,079)	144,153	55,781	306,491
Income tax (benefit) expense	(3,820)	(7,027)	4,325	(9,501)	4,156

NET INCOME (LOSS)	157,964	(14,052)	139,828	65,282	302,335
Change in net unrealized gains and losses on fixed maturities, net of tax	40,263	28,234	94,656	86,104	81,406
Foreign currency translation adjustment	(4,991)	5,038	(17,369)	(18,093)	(7,891)

COMPREHENSIVE INCOME	$193,236	$19,220	$217,115	$133,293	$375,850

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	58.6%	70.9%	58.6%	58.6%	56.1%
Acquisition cost ratio [b]	17.7%	18.6%	15.0%	17.7%	16.0%
General and administrative expense ratio [c]	13.3%	14.1%	12.6%	13.3%	13.6%

Combined ratio [d]	89.5%	103.5%	86.2%	89.5%	85.7%

Net income (loss) per share - basic	$1.58	$(0.13)	$1.90	$0.62	$3.19
Net income (loss) per share - diluted	$1.54	$(0.13)	$1.88	$0.61	$3.17
Net operating income per share - diluted [e]	$1.33	$0.14	$1.33	$0.91	$2.64
Annualized ROAE [f]	11.1%	(1.0%)	14.3%	2.3%	12.3%
Annualized Net Operating ROAE [f]	9.6%	1.1%	10.2%	3.4%	10.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquistion costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 34 for calculation of net operating income per share - diluted.
[f]	Non-GAAP financial measure. See page 32 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE.
[g]	Includes the results for Harbor Point from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty						Life & Annuity Reinsurance	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total
Gross premiums written	$125,276	$112,186	$246,838	$72,008	$9,495	$565,803	$1,054	$—	$566,857
Reinsurance premiums ceded	(53,224)	(51,524)	(53,185)	(27,068)	(4,723)	(189,724)	(155)	—	(189,879)

Net premiums written	$72,052	$60,662	$193,653	$44,940	$4,772	$376,079	$899	$—	$376,978

Earned premiums	$92,803	$100,300	$210,413	$69,330	$22,939	$495,785	$1,054	$—	$496,839
Earned premiums ceded	(45,367)	(44,490)	(29,097)	(23,108)	(3,844)	(145,906)	(155)	—	(146,061)

Net premiums earned	47,436	55,810	181,316	46,222	19,095	349,879	899	—	350,778
Net losses and loss expenses	(22,745)	(37,333)	(89,607)	(33,030)	(14,049)	(196,764)	—	—	(196,764)
Claims and policy benefits	—	—	—	—	—	—	(13,272)	—	(13,272)
Acquisition costs	(239)	(6,169)	(42,708)	(7,443)	(5,456)	(62,015)	(156)	—	(62,171)
General and administrative expenses	(6,913)	(12,215)	(14,339)	(7,856)	(2,722)	(44,045)	(119)	—	(44,164)
Other income	1	—	1,895	7	—	1,903	—	—	1,903

Underwriting income (loss)	$17,540	$93	$36,557	$(2,100)	$(3,132)	$48,958	n/a	—	n/a
Net investment income							13,466	41,263	54,729
Net realized and unrealized gains on investments								13,481	13,481
Net impairment losses recognized in earnings								(570)	(570)
Corporate other income								25	25
Interest expense								(9,635)	(9,635)
Net foreign exchange losses								(25)	(25)
Corporate general and administrative expenses								(14,613)	(14,613)

Income before taxes							$818	$29,926	$79,702

Loss ratio [a]	47.9%	66.9%	49.4%	71.5%	73.6%	56.2%
Acquisition cost ratio [b]	0.5%	11.1%	23.6%	16.1%	28.6%	17.7%
General and administrative expense ratio [c]	14.6%	21.9%	7.9%	17.0%	14.3%	12.6%

Combined ratio [d]	63.0%	99.8%	80.9%	104.6%	116.4%	86.6%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

Effective January 1, 2012, the Company redefined its operating and reporting segments. Reinsurance business written within Latin America, which was previously reported within the reinsurance or Alterra at Lloyd’s segments, has been reclassified to a new Latin America segment. In addition, business written by the Company’s recently incorporated Brazilian reinsurance company, Alterra Resseguradora do Brasil S.A. (“Alterra Brazil”), is included in the Latin America segment. Insurance business written by Alterra Insurance USA Inc., which was previously reported within the global insurance segment (formerly the insurance segment), has been reclassified to the U.S. insurance segment (formerly the U.S. specialty segment). Re-presented comparative financial information was filed on Form 8-K on April 20, 2012.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED JUNE 30, 2012 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total
UNDERWRITING RATIOS
Loss ratio	47.9%	66.9%	49.4%	71.5%	73.6%	56.2%
Acquisition cost ratio	0.5%	11.1%	23.6%	16.1%	28.6%	17.7%
General and administrative expense ratio	14.6%	21.9%	7.9%	17.0%	14.3%	12.6%

Combined ratio	63.0%	99.8%	80.9%	104.6%	116.4%	86.6%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	21.3%	—	7.3%	—	(15.8%)	5.8%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	69.3%	66.9%	56.8%	71.5%	57.8%	62.1%
Acquisition cost ratio	0.5%	11.1%	23.6%	16.1%	28.6%	17.7%
General and administrative expense ratio	14.6%	21.9%	7.9%	17.0%	14.3%	12.6%

Combined ratio	84.4%	99.8%	88.2%	104.6%	100.6%	92.4%

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED JUNE 30, 2011 (Unaudited)
	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total
UNDERWRITING RATIOS
Loss ratio	51.9%	65.1%	64.0%	48.4%	65.2%	60.7%
Acquisition cost ratio	(2.4%)	17.8%	22.4%	22.8%	26.9%	18.5%
General and administrative expense ratio	14.9%	19.5%	11.3%	17.8%	34.4%	14.5%

Combined ratio	64.3%	102.4%	97.7%	89.0%	126.6%	93.7%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	32.3%	—	12.5%	22.7%	—	13.9%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	84.2%	65.1%	76.4%	71.1%	65.2%	74.6%
Acquisition cost ratio	(2.4%)	17.8%	22.4%	22.8%	26.9%	18.5%
General and administrative expense ratio	14.9%	19.5%	11.3%	17.8%	34.4%	14.5%

Combined ratio	96.6%	102.4%	110.1%	111.7%	126.6%	107.7%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

GLOBAL INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	June 30, 2010
Gross premiums written	$125,276	$66,771	$97,660	$73,297	$130,909	$132,312
Reinsurance premiums ceded	(53,224)	(43,251)	(50,172)	(37,625)	(55,133)	(46,257)

Net premiums written	$72,052	$23,520	$47,488	$35,672	$75,776	$86,055

Earned premiums	$92,803	$94,103	$91,077	$93,467	$88,892	$99,874
Earned premiums ceded	(45,367)	(47,133)	(42,827)	(48,456)	(43,286)	(43,676)

Net premiums earned	47,436	46,970	48,250	45,011	45,606	56,198

Net losses and loss expenses	(22,745)	(18,061)	(15,152)	(21,288)	(23,689)	(35,927)
Acquisition costs	(239)	(59)	(1,084)	748	1,117	(797)
General and administrative expenses	(6,913)	(6,481)	(6,952)	(6,699)	(6,774)	(6,501)
Other income (loss)	1	815	(128)	—	85	—

Underwriting income	$17,540	$23,184	$24,934	$17,772	$16,345	$12,973

Loss ratio	47.9%	38.5%	31.4%	47.3%	51.9%	63.9%
Acquisition cost ratio	0.5%	0.1%	2.2%	(1.7%)	(2.4%)	1.4%
General and administrative expense ratio	14.6%	13.8%	14.4%	14.9%	14.9%	11.6%

Combined ratio	63.0%	52.4%	48.1%	60.5%	64.3%	76.9%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	June 30, 2010
Gross premiums written	$112,186	$104,282	$102,279	$84,858	$109,794	$97,487
Reinsurance premiums ceded	(51,524)	(70,494)	(45,443)	(30,579)	(28,227)	(6,852)

Net premiums written	$60,662	$33,788	$56,836	$54,279	$81,567	$90,635

Earned premiums	$100,300	$96,241	$90,048	$83,279	$82,244	$76,032
Earned premiums ceded	(44,490)	(40,456)	(34,078)	(28,004)	(23,835)	(28,588)

Net premiums earned	55,810	55,785	55,970	55,275	58,409	47,444

Net losses and loss expenses	(37,333)	(37,564)	(45,129)	(36,002)	(38,012)	(29,052)
Acquisition costs	(6,169)	(7,696)	(8,349)	(9,669)	(10,400)	(9,135)
General and administrative expenses	(12,215)	(12,257)	(12,299)	(10,228)	(11,374)	(7,986)
Other income (loss)	—	81	84	58	54	97

Underwriting income (loss)	$93	$(1,651)	$(9,723)	$(566)	$(1,323)	$1,368

Loss ratio	66.9%	67.3%	80.6%	65.1%	65.1%	61.2%
Acquisition cost ratio	11.1%	13.8%	14.9%	17.5%	17.8%	19.3%
General and administrative expense ratio	21.9%	22.0%	22.0%	18.5%	19.5%	16.8%

Combined ratio	99.8%	103.1%	117.5%	101.1%	102.4%	97.3%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	June 30, 2010
Gross premiums written	$246,838	$318,354	$88,397	$121,329	$244,899	$117,614
Reinsurance premiums ceded	(53,185)	(59,493)	(1,670)	(11,055)	(27,675)	(13,348)

Net premiums written	$193,653	$258,861	$86,727	$110,274	$217,224	$104,266

Earned premiums	$210,413	$194,661	$207,129	$206,698	$203,470	$174,442
Earned premiums ceded	(29,097)	(26,753)	(17,718)	(17,146)	(11,815)	(19,054)

Net premiums earned	181,316	167,908	189,411	189,552	191,655	155,388

Net losses and loss expenses	(89,607)	(101,195)	(97,328)	(108,135)	(122,576)	(82,278)
Acquisition costs	(42,708)	(38,661)	(42,026)	(41,781)	(42,947)	(32,604)
General and administrative expenses	(14,339)	(17,052)	(14,585)	(16,470)	(21,647)	(13,975)
Other income (loss)	1,895	4,441	(100)	777	548	155

Underwriting income	$36,557	$15,441	$35,372	$23,943	$5,033	$26,686

Loss ratio	49.4%	60.3%	51.4%	57.0%	64.0%	53.0%
Acquisition cost ratio	23.6%	23.0%	22.2%	22.0%	22.4%	21.0%
General and administrative expense ratio	7.9%	10.2%	7.7%	8.7%	11.3%	9.0%

Combined ratio	80.9%	93.4%	81.3%	87.8%	97.7%	82.9%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	June 30, 2010
Gross premiums written	$72,008	$146,143	$27,933	$44,816	$72,428	$41,308
Reinsurance premiums ceded	(27,068)	(38,590)	(8,888)	(6,723)	(24,918)	(13,233)

Net premiums written	$44,940	$107,553	$19,045	$38,093	$47,510	$28,075

Earned premiums	$69,330	$72,899	$52,850	$50,534	$58,117	$40,195
Earned premiums ceded	(23,108)	(20,049)	(14,952)	(10,850)	(14,540)	(7,120)

Net premiums earned	46,222	52,850	37,898	39,684	43,577	33,075

Net losses and loss expenses	(33,030)	(38,675)	(64,346)	(24,462)	(21,072)	(12,322)
Acquisition costs	(7,443)	(9,434)	(7,977)	(6,230)	(9,946)	(6,059)
General and administrative expenses	(7,856)	(9,095)	(7,271)	(8,007)	(7,773)	(4,717)
Other income (loss)	7	—	851	(27)	165	173

Underwriting (loss) income	$(2,100)	$(4,354)	$(40,845)	$958	$4,951	$10,150

Loss ratio	71.5%	73.2%	169.8%	61.6%	48.4%	37.3%
Acquisition cost ratio	16.1%	17.9%	21.0%	15.7%	22.8%	18.3%
General and administrative expense ratio	17.0%	17.2%	19.2%	20.2%	17.8%	14.3%

Combined ratio	104.6%	108.2%	210.0%	97.5%	89.0%	69.8%

ALTERRA CAPITAL HOLDINGS LIMITED

LATIN AMERICA SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	June 30, 2010
Gross premiums written	$9,495	$25,340	$8,545	$61,206	$4,947	$9,458
Reinsurance premiums ceded	(4,723)	(12,616)	(876)	(4,819)	(572)	—

Net premiums written	$4,772	$12,724	$7,669	$56,387	$4,375	$9,458

Earned premiums	$22,939	$19,523	$18,363	$18,131	$9,355	$378
Earned premiums ceded	(3,844)	(5,283)	(1,803)	(1,343)	(490)	—

Net premiums earned	19,095	14,240	16,560	16,788	8,865	378

Net losses and loss expenses	(14,049)	(10,534)	(9,578)	(8,634)	(5,784)	(238)
Acquisition costs	(5,456)	(3,755)	(4,813)	(4,357)	(2,382)	(80)
General and administrative expenses	(2,722)	(2,259)	(2,105)	(2,431)	(3,053)	(1,954)

Underwriting (loss) income	$(3,132)	$(2,308)	$64	$1,366	$(2,354)	$(1,894)

Loss ratio	73.6%	74.0%	57.8%	51.4%	65.2%	62.9%
Acquisition cost ratio	28.6%	26.4%	29.1%	26.0%	26.9%	21.2%
General and administrative expense ratio	14.3%	15.9%	12.7%	14.5%	34.4%	n/m

Combined ratio	116.4%	116.2%	99.6%	91.9%	126.6%	n/m

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	June 30, 2010
Gross premiums written	$1,054	$440	$1,169	$822	$930	$802
Reinsurance premiums ceded	(155)	(18)	(154)	(90)	(101)	(25)

Net premiums written	$899	$422	$1,015	$732	$829	$777

Earned premiums	$1,054	$440	$1,169	$822	$930	$802
Earned premiums ceded	(155)	(18)	(154)	(90)	(101)	(25)

Net premiums earned	899	422	1,015	732	829	777

Net investment income	13,466	14,776	11,515	12,131	12,545	12,420
Net realized and unrealized (losses) gains on investments	—	—	(5,509)	(6,407)	(1,299)	(1,860)
Other income (loss)	—	—	413	(8)	(23)	—
Claims and policy benefits	(13,272)	(13,466)	(14,564)	(14,538)	(15,570)	(13,943)
Acquisition costs	(156)	(119)	(131)	(145)	(122)	(123)
General and administrative expenses	(119)	(34)	(67)	(145)	(259)	(642)

Income (loss) before taxes	$818	$1,579	$(7,328)	$(8,380)	$(3,899)	$(3,371)

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
		June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	June 30, 2010
Property & Casualty:
Global Insurance:
Aviation	S	$3,954	$1,302	$20,410	$6,736	$3,814	$6,615
Excess Liability	L	31,435	25,186	21,281	20,365	34,659	33,198
Professional Liability	L	59,407	24,466	40,360	30,590	62,402	65,216
Property	S	30,480	15,817	15,609	15,606	30,034	27,283

		125,276	66,771	97,660	73,297	130,909	132,312

U.S. Insurance:
General/ Excess Liability	L	23,683	34,667	31,618	24,925	25,118	27,625
Marine	S	28,634	25,201	23,806	22,189	25,389	17,996
Professional Liability	L	13,133	11,208	15,720	13,318	8,509	3,667
Property	S	46,736	33,206	31,135	24,426	50,778	48,199

		112,186	104,282	102,279	84,858	109,794	97,487

Reinsurance [a]:
Agriculture	S	5,298	17,505	186	998	8,713	(2,513)
Auto	S	39,590	512	20,548	7,716	55,072	5
Aviation	S	5,811	5,460	337	14,440	80	8,561
Credit/ Surety	S	2,219	31,409	1,801	98	571	(1,891)
General Casualty	L	24,168	12,521	12,951	20,923	22,045	(857)
Marine & Energy	S	6,262	11,707	2,918	1,647	(678)	4,894
Medical Malpractice	L	8,105	11,276	1,673	6,867	11,223	7,813
Other	S	549	4,437	(181)	1,112	447	92
Professional Liability	L	37,246	59,458	20,270	39,877	39,462	32,005
Property	S	108,995	144,413	18,731	22,115	103,390	59,665
Whole Account	S/L	191	1,408	2,408	(1,946)	268	2,362
Workers’ Compensation	L	8,404	18,248	6,755	7,482	4,306	7,478

		246,838	318,354	88,397	121,329	244,899	117,614

Alterra at Lloyd’s:
Accident & Health	S	8,250	17,432	5,646	9,523	8,380	6,022
Agriculture	S	613	20,370	—	—	—	—
Aviation	S	3,220	2,486	5,562	4,130	1,810	2,565
Financial Institutions	L	5,400	6,904	8,137	3,591	6,441	4,846
International Casualty	L	8,423	49,268	1,947	7,903	8,263	6,173
Marine	S	2,282	2,726	1,493	—	—	—
Professional Liability	L	6,108	5,428	1,868	440	10,466	4,161
Property	S	37,712	41,529	3,280	19,229	37,068	17,541

		72,008	146,143	27,933	44,816	72,428	41,308

Latin America:
Aviation	S	9	65	—	230	—	—
General Liability	L	(543)	2,435	179	1,947	223	9
Marine	S	348	1,688	489	2,484	59	110
Property	S	8,634	16,711	2,914	48,159	3,681	8,939
Surety	S	1,047	4,441	4,963	8,386	984	400

		9,495	25,340	8,545	61,206	4,947	9,458

Aggregate Property & Casualty		$565,803	$660,890	$324,814	$385,506	$562,977	$398,179

Life & Annuity:
Annuity		$(353)	$353	$770	$449	$271	$6
Life		1,407	87	399	373	659	796

Aggregate Life & Annuity		$1,054	$440	$1,169	$822	$930	$802

Aggregate Property & Casualty and Life & Annuity		$566,857	$661,330	$325,983	$386,328	$563,907	$398,981

S = Short tail lines		$340,739	$399,121	$160,851	$208,251	$329,726	$205,664
L = Long tail lines		225,064	261,769	163,963	177,255	233,251	192,515

Aggregate Property & Casualty		$565,803	$660,890	$324,814	$385,506	$562,977	$398,179

Property [b]		$232,557	$251,676	$71,669	$129,535	$224,951	$161,627
Casualty [c]		224,969	261,065	162,759	178,228	233,117	191,334
Specialty [d]		108,277	148,149	90,386	77,743	104,909	45,218

Aggregate Property & Casualty		$565,803	$660,890	$324,814	$385,506	$562,977	$398,179

[a]	Includes the results of HarborPoint from May 12, 2010.
[b]	Property includes property lines of business.
[c]	Casualty includes excess liability, financial institutions, general liability, general casualty, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[d]	Specialty includes accident & health, agriculture, auto, aviation, credit, energy, marine, other, surety and whole account lines of business.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty						Life & Annuity Reinsurance	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total
Gross premiums written	$192,047	$216,468	$565,192	$218,151	$34,835	$1,226,693	$1,494	$—	$1,228,187
Reinsurance premiums ceded	(96,475)	(122,018)	(112,678)	(65,658)	(17,339)	(414,168)	(173)	—	(414,341)

Net premiums written	$95,572	$94,450	$452,514	$152,493	$17,496	$812,525	$1,321	$—	$813,846

Earned premiums	$186,906	$196,541	$405,074	$142,229	$42,462	$973,212	$1,494	$—	$974,706
Earned premiums ceded	(92,500)	(84,946)	(55,850)	(43,157)	(9,127)	(285,580)	(173)	—	(285,753)

Net premiums earned	94,406	111,595	349,224	99,072	33,335	687,632	1,321	—	688,953
Net losses and loss expenses	(40,806)	(74,897)	(190,802)	(71,705)	(24,583)	(402,793)	—	—	(402,793)
Claims and policy benefits	—	—	—	—	—	—	(26,738)	—	(26,738)
Acquisition costs	(298)	(13,865)	(81,369)	(16,877)	(9,211)	(121,620)	(275)	—	(121,895)
General and administrative expenses	(13,394)	(24,472)	(31,391)	(16,951)	(4,981)	(91,189)	(153)	—	(91,342)
Other income	816	81	6,336	7	—	7,240	—	—	7,240

Underwriting income (loss)	40,724	(1,558)	51,998	(6,454)	(5,440)	79,270	n/a	—	n/a
Net investment income							28,242	85,165	113,407
Net realized and unrealized gains on investments								38,974	38,974
Net impairment losses recognized in earnings								(5,939)	(5,939)
Corporate other income								50	50
Interest expense								(18,263)	(18,263)
Net foreign exchange gains								7	7
Corporate general and administrative expenses								(27,517)	(27,517)

Income before taxes							$2,397	$72,477	$154,144

Loss ratio [a]	43.2%	67.1%	54.6%	72.4%	73.7%	58.6%
Acquisition cost ratio [b]	0.3%	12.4%	23.3%	17.0%	27.6%	17.7%
General and administrative expense ratio [c]	14.2%	21.9%	9.0%	17.1%	14.9%	13.3%

Combined ratio [d]	57.7%	101.5%	86.9%	106.5%	116.3%	89.5%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.
Percentage	totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total
UNDERWRITING RATIOS
Loss ratio	43.2%	67.1%	54.6%	72.4%	73.7%	58.6%
Acquisition cost ratio	0.3%	12.4%	23.3%	17.0%	27.6%	17.7%
General and administrative expense ratio	14.2%	21.9%	9.0%	17.1%	14.9%	13.3%

Combined ratio	57.7%	101.5%	86.9%	106.5%	116.3%	89.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	30.1%	(0.9%)	3.5%	(4.5%)	(12.4%)	4.5%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	73.3%	66.2%	58.2%	68.0%	61.3%	63.1%
Acquisition cost ratio	0.3%	12.4%	23.3%	17.0%	27.6%	17.7%
General and administrative expense ratio	14.2%	21.9%	9.0%	17.1%	14.9%	13.3%

Combined ratio	87.8%	100.6%	90.5%	102.0%	103.9%	94.1%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS - SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total
UNDERWRITING RATIOS
Loss ratio	57.9%	64.6%	73.7%	80.7%	66.4%	70.9%
Acquisition cost ratio	(0.9%)	16.4%	21.8%	26.2%	23.5%	18.6%
General and administrative expense ratio	15.4%	20.2%	10.6%	18.6%	31.0%	14.1%

Combined ratio	72.5%	101.2%	106.0%	125.5%	120.8%	103.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	23.1%	—	11.2%	11.5%	—	10.8%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	81.0%	64.6%	84.9%	92.2%	66.4%	81.7%
Acquisition cost ratio	(0.9%)	16.4%	21.8%	26.2%	23.5%	18.6%
General and administrative expense ratio	15.4%	20.2%	10.6%	18.6%	31.0%	14.1%

Combined ratio	95.6%	101.2%	117.2%	137.0%	120.8%	114.3%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
Percentage	totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

GLOBAL INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2012	June 30, 2011	June 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Gross premiums written	$192,047	$194,804	$198,733	$365,761	$370,120
Reinsurance premiums ceded	(96,475)	(93,657)	(84,833)	(181,454)	(170,608)

Net premiums written	$95,572	$101,147	$113,900	$184,307	$199,512

Earned premiums	$186,906	$179,543	$196,915	$364,087	$391,716
Earned premiums ceded	(92,500)	(84,065)	(90,922)	(175,348)	(173,123)

Net premiums earned	94,406	95,478	105,993	188,739	218,593
Net losses and loss expenses	(40,806)	(55,313)	(73,206)	(91,753)	(128,823)
Acquisition costs	(298)	853	(488)	517	(3,381)
General and administrative expenses	(13,394)	(14,726)	(12,398)	(28,377)	(28,615)
Other income (loss)	816	814	(11)	686	760

Underwriting income	$40,724	$27,106	$19,890	$69,812	$58,534

Loss ratio	43.2%	57.9%	69.1%	48.6%	58.9%
Acquisition cost ratio	0.3%	(0.9%)	0.5%	(0.3%)	1.5%
General and administrative expense ratio	14.2%	15.4%	11.7%	15.0%	13.1%

Combined ratio	57.7%	72.5%	81.2%	63.4%	73.6%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2012	June 30, 2011	June 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Gross premiums written	$216,468	$187,559	$174,374	$374,696	$323,990
Reinsurance premiums ceded	(122,018)	(66,544)	(56,079)	(142,566)	(98,576)

Net premiums written	$94,450	$121,015	$118,295	$232,130	$225,414

Earned premiums	$196,541	$163,714	$149,922	$337,041	$311,950
Earned premiums ceded	(84,946)	(51,636)	(68,565)	(113,718)	(125,218)

Net premiums earned	111,595	112,078	81,357	223,323	186,732
Net losses and loss expenses	(74,897)	(72,427)	(50,415)	(153,558)	(118,337)
Acquisition costs	(13,865)	(18,386)	(12,809)	(36,404)	(28,444)
General and administrative expenses	(24,472)	(22,644)	(16,458)	(45,171)	(36,015)
Other income	81	137	102	279	507

Underwriting (loss) income	$(1,558)	$(1,242)	$1,777	$(11,531)	$4,443

Loss ratio	67.1%	64.6%	62.0%	68.8%	63.4%
Acquisition cost ratio	12.4%	16.4%	15.7%	16.3%	15.2%
General and administrative expense ratio	21.9%	20.2%	20.2%	20.2%	19.3%

Combined ratio	101.5%	101.2%	97.9%	105.3%	97.9%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2012	June 30, 2011	June 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Gross premiums written	$565,192	$605,626	$272,443	$815,352	$487,100
Reinsurance premiums ceded	(112,678)	(62,927)	(58,699)	(75,652)	(63,991)

Net premiums written	$452,514	$542,699	$213,744	$739,700	$423,109

Earned premiums	$405,074	$447,810	$270,179	$861,637	$692,303
Earned premiums ceded	(55,850)	(31,716)	(35,012)	(66,580)	(71,596)

Net premiums earned	349,224	416,094	235,167	795,057	620,707

Net losses and loss expenses	(190,802)	(306,484)	(132,339)	(511,947)	(344,063)
Acquisition costs	(81,369)	(90,707)	(47,569)	(174,514)	(129,242)
General and administrative expenses	(31,391)	(43,919)	(21,807)	(74,974)	(62,730)
Other income	6,336	548	155	1,225	—

Underwriting income (loss)	$51,998	$(24,468)	$33,607	$34,847	$84,672

Loss ratio	54.6%	73.7%	56.3%	64.4%	55.4%
Acquisition cost ratio	23.3%	21.8%	20.2%	21.9%	20.8%
General and administrative expense ratio	9.0%	10.6%	9.3%	9.4%	10.1%

Combined ratio	86.9%	106.0%	85.8%	95.8%	86.4%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2012	June 30, 2011	June 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Gross premiums written	$218,151	$180,318	$113,425	$253,067	$179,774
Reinsurance premiums ceded	(65,658)	(48,097)	(33,192)	(63,708)	(37,448)

Net premiums written	$152,493	$132,221	$80,233	$189,359	$142,326

Earned premiums	$142,229	$121,281	$77,655	$224,665	$164,648
Earned premiums ceded	(43,157)	(35,120)	(14,589)	(60,922)	(35,793)

Net premiums earned	99,072	86,161	63,066	163,743	128,855

Net losses and loss expenses	(71,705)	(69,515)	(28,580)	(158,323)	(55,190)
Acquisition costs	(16,877)	(22,598)	(11,826)	(36,805)	(22,447)
General and administrative expenses	(16,951)	(16,026)	(7,430)	(31,304)	(23,965)
Other income	7	380	351	1,204	2,534

Underwriting (loss) income	$(6,454)	$(21,598)	$15,581	$(61,485)	$29,787

Loss ratio	72.4%	80.7%	45.3%	96.7%	42.8%
Acquisition cost ratio	17.0%	26.2%	18.8%	22.5%	17.4%
General and administrative expense ratio	17.1%	18.6%	11.8%	19.1%	18.6%

Combined ratio	106.5%	125.5%	75.9%	138.3%	78.8%

ALTERRA CAPITAL HOLDINGS LIMITED

LATIN AMERICA SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2012	June 30, 2011	June 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Gross premiums written	$34,835	$22,083	$9,480	$91,834	$44,812
Reinsurance premiums ceded	(17,339)	(2,637)	—	(8,332)	(140)

Net premiums written	$17,496	$19,446	$9,480	$83,502	$44,672

Earned premiums	$42,462	$18,557	$384	$55,051	$13,095
Earned premiums ceded	(9,127)	(784)	—	(3,930)	(31)

Net premiums earned	33,335	17,773	384	51,121	13,064

Net losses and loss expenses	(24,583)	(11,800)	(242)	(30,012)	(8,428)
Acquisition costs	(9,211)	(4,169)	(81)	(13,339)	(3,589)
General and administrative expenses	(4,981)	(5,509)	(3,081)	(10,045)	(7,909)

Underwriting loss	$(5,440)	$(3,705)	$(3,020)	$(2,275)	$(6,862)

Loss ratio	73.7%	66.4%	63.0%	58.7%	64.5%
Acquisition cost ratio	27.6%	23.5%	21.1%	26.1%	27.5%
General and administrative expense ratio	14.9%	31.0%	n/m	19.6%	60.5%

Combined ratio	116.3%	120.8%	n/m	104.5%	152.5%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2012	June 30, 2011	June 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Gross premiums written	$1,494	$1,365	$1,665	$3,356	$4,935
Reinsurance premiums ceded	(173)	(121)	(132)	(365)	(400)

Net premiums written	$1,321	$1,244	$1,533	$2,991	$4,535

Earned premiums	$1,494	$1,365	$1,665	$3,356	$4,935
Earned premiums ceded	(173)	(121)	(132)	(365)	(400)

Net premiums earned	1,321	1,244	1,533	2,991	4,535

Net investment income	28,242	24,888	25,519	48,534	49,785
Net realized and unrealized gains (losses) on investments	—	1,508	4,056	(10,408)	11,358
Other income (loss)	—	(23)	(28)	382	286
Claims and policy benefits	(26,738)	(30,280)	(31,602)	(59,382)	(65,213)
Acquisition costs	(275)	(281)	(269)	(557)	(361)
General and administrative expenses	(153)	(436)	(1,299)	(648)	(2,964)

Income (loss) before taxes	$2,397	$(3,380)	$(2,090)	$(19,088)	$(2,574)

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
		June 30, 2012	June 30, 2011	June 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Property & Casualty:
Global Insurance [a]:
Aviation	S	$5,256	$5,230	$8,964	$32,376	$39,888
Excess Liability	L	56,621	56,936	56,846	98,582	89,933
Professional Liability	L	83,873	86,931	92,789	157,881	177,199
Property	S	46,297	45,707	40,134	76,922	63,100

		192,047	194,804	198,733	365,761	370,120

U.S. Insurance [a]:
General Liability	L	58,350	48,111	50,639	104,655	104,777
Marine	S	53,835	42,498	34,059	88,493	67,454
Professional Liability	L	24,341	15,131	5,913	44,168	12,454
Property	S	79,942	81,819	83,763	137,380	139,305

		216,468	187,559	174,374	374,696	323,990

Reinsurance [b]:
Agriculture	S	22,803	29,498	33,293	30,682	29,222
Auto	S	40,102	70,096	5	98,360	32,285
Aviation	S	11,271	984	13,383	15,761	31,211
Credit/ Surety	S	33,628	23,278	(1,891)	25,177	(1,025)
General Casualty	L	36,689	37,472	12,194	71,346	47,987
Marine & Energy	S	17,969	15,871	8,994	20,436	14,546
Medical Malpractice	L	19,381	28,805	34,968	37,345	51,391
Other	S	4,986	2,140	1,081	3,071	2,729
Professional Liability	L	96,704	99,146	43,924	159,293	110,388
Property	S	253,408	242,256	105,576	283,102	133,669
Whole Account	S/L	1,599	35,338	4,935	35,800	3,871
Workers’ Compensation	L	26,652	20,742	15,981	34,979	30,826

		565,192	605,626	272,443	815,352	487,100

Alterra at Lloyd’s:
Accident & Health	S	25,682	21,924	19,432	37,093	30,921
Agriculture	S	20,983	—	—	—	—
Aviation	S	5,706	3,577	6,968	13,269	16,138
Financial Institutions	L	12,304	15,477	10,934	27,205	18,763
International Casualty	L	57,691	42,052	19,857	51,902	26,174
Marine	S	5,008	—	—	1,493	—
Professional Liability	L	11,536	18,388	11,057	20,696	19,591
Property	S	79,241	78,900	45,177	101,409	68,187

		218,151	180,318	113,425	253,067	179,774

Latin America:
Aviation	S	74	—	—	230	81
General Liability	L	1,892	1,180	9	3,306	2,407
Marine	S	2,036	603	110	3,576	1,835
Property	S	25,345	17,616	8,961	68,688	32,460
Surety	S	5,488	2,684	400	16,034	8,029

		34,835	22,083	9,480	91,834	44,812

Aggregate Property & Casualty		$1,226,693	$1,190,390	$768,455	$1,900,710	$1,405,796

Life & Annuity:
Annuity		$—	$607	$6	$1,826	$1,135
Life		1,494	758	1,659	1,530	3,800

Aggregate Life & Annuity		$1,494	$1,365	$1,665	$3,356	$4,935

Aggregate Property & Casualty and Life & Annuity		$1,228,187	$1,191,755	$770,120	$1,904,066	$1,410,731

S = Short tail lines		$739,860	$702,350	$410,877	$1,071,452	$711,971
L = Long tail lines		486,833	488,040	357,578	829,258	693,825

Aggregate Property & Casualty		$1,226,693	$1,190,390	$768,455	$1,900,710	$1,405,796

Property [c]		$484,233	39.5%		$667,501	38.5%
Casualty [d]		486,034	39.6%		811,358	37.8%
Specialty [e]		256,426	20.9%		421,851	23.7%

Aggregate Property & Casualty		$1,226,693			$1,900,710

[a]	Comparative periods have been re-presented to conform with the current period’s presentation.
[b]	Includes the results for Harbor Point from May 12, 2010.
[c]	Property includes property lines of business.
[d]	Casualty includes excess liability, financial institutions, general liability, general casualty, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[e]	Specialty includes accident & health, agriculture, auto, aviation, credit, energy, marine, other, surety and whole account lines of business.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As of June 30, 2012	Investment Distribution	As of Dec. 31, 2011	Investment Distribution	As of June 30, 2012	Investment Distribution	As of Dec. 31, 2011	Investment Distribution
Cash and cash equivalents	$763,957	9.7%	$922,844	11.8%	$763,957	9.5%	$922,844	11.6%

U.S. government and agencies	779,270	9.9%	751,806	9.6%	779,270	9.7%	751,806	9.5%
Non-U.S. governments	217,341	2.8%	164,621	2.1%	217,341	2.7%	164,621	2.1%
Corporate securities	2,571,697	32.6%	2,646,358	33.9%	2,571,697	32.0%	2,646,358	33.3%
Municipal securities	281,884	3.6%	263,007	3.4%	281,884	3.5%	263,007	3.3%
Asset-backed securities	349,715	4.4%	247,965	3.2%	349,715	4.3%	247,965	3.1%
Residential mortgage-backed securities	1,322,785	16.8%	1,296,277	16.6%	1,322,785	16.4%	1,296,277	16.3%
Commercial mortgage-backed securities	398,954	5.1%	361,097	4.6%	398,954	5.0%	361,097	4.5%

Fixed maturities carried at fair value	$5,921,646	75.1%	$5,731,131	73.3%	$5,921,646	73.6%	$5,731,131	72.1%

Other investments carried at fair value	$366,404	4.6%	$286,515	3.7%	$366,404	4.6%	$286,515	3.6%

Total investments carried at fair value	$7,052,007	89.4%	$6,940,490	88.8%	$7,052,007	87.7%	$6,940,490	87.3%

U.S. government and agencies	$27,616	0.4%	$29,201	0.4%	$31,697	0.4%	$32,906	0.4%
Non-U.S. governments	509,819	6.5%	524,449	6.7%	618,022	7.7%	623,080	7.8%
Corporate securities	295,639	3.7%	319,609	4.1%	340,900	4.2%	354,504	4.5%
Asset-backed securities	916	0.0%	1,000	0.0%	919	0.0%	1,003	0.0%

Fixed maturities carried at amortized cost	$833,990	10.6%	$874,259	11.2%	$991,538	12.3%	$1,011,493	12.7%

Total invested assets	$7,885,997	100.0%	$7,814,749	100.0%	$8,043,545	100.0%	$7,951,983	100.0%

As of June 30, 2012, the weighted average book yield of the cash and fixed maturities portfolio was 3.26%, and the weighted average duration was 4.1 years.

	Carrying Value				Fair Value
Credit Ratings	As of June 30, 2012	Ratings Distribution	As of Dec. 31, 2011	Ratings Distribution	As of June 30, 2012	Ratings Distribution	As of Dec. 31, 2011	Ratings Distribution
U.S. government and agencies [a]	$2,020,993	29.9%	$1,869,405	28.3%	$2,020,993	29.2%	$1,869,405	27.7%
AAA	1,179,378	17.5%	948,861	14.4%	1,179,378	17.1%	948,861	14.1%
AA	741,038	11.0%	883,783	13.4%	741,038	10.7%	883,783	13.1%
A	1,388,280	20.5%	1,378,361	20.9%	1,388,280	20.1%	1,378,361	20.4%
BBB	349,968	5.2%	281,983	4.3%	349,968	5.1%	281,983	4.2%
BB	57,532	0.9%	84,803	1.3%	57,532	0.8%	84,803	1.3%
B	139,370	2.1%	131,159	2.0%	139,370	2.0%	131,159	1.9%
CCC or lower	35,026	0.5%	53,157	0.8%	35,026	0.5%	53,157	0.8%
Not rated	10,061	0.1%	99,619	1.5%	10,061	0.1%	99,619	1.5%

Fixed maturities carried at fair value	$5,921,646	87.7%	$5,731,131	86.8%	$5,921,646	85.7%	$5,731,131	85.0%

U.S. government and agencies	$27,616	0.4%	$29,201	0.4%	$31,697	0.5%	$32,906	0.5%
AAA	575,679	8.5%	619,832	9.4%	697,991	10.1%	733,632	10.9%
AA	92,778	1.4%	82,511	1.2%	102,914	1.5%	88,631	1.3%
A	108,610	1.6%	117,600	1.8%	126,183	1.8%	129,791	1.9%
BBB	26,962	0.4%	24,117	0.4%	30,634	0.4%	25,705	0.4%
BB	2,345	0.0%	998	0.0%	2,119	0.0%	828	0.0%

Fixed maturities carried at amortized cost	$833,990	12.3%	$874,259	13.2%	$991,538	14.3%	$1,011,493	15.0%

Total fixed maturities	$6,755,636	100.0%	$6,605,390	100.0%	$6,913,184	100.0%	$6,742,624	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,241,723 (December 31, 2011: $1,117,599).

Percentage totals may not add due to rounding.

	Quarter Ended June 30, 2012	Quarter Ended Mar. 31, 2012	Quarter Ended Dec. 31, 2011	Quarter Ended Sept. 30, 2011	Quarter Ended June 30, 2011	Quarter Ended June 30, 2010
Net investment income	$54,729	$58,678	$57,080	$60,335	$59,665	$53,277

Realized and unrealized gains (losses) on trading fixed maturities	$587	$1,066	$763	$1,663	$1,432	$(1,284)
Net realized gains (losses) on available for sale fixed maturities	11,990	7,759	1,990	6,096	54	2,425
(Decrease) increase in fair value of hedge funds	(2,894)	3,679	(5,415)	(7,669)	(1,878)	(3,323)
(Decrease) increase in fair value of catastrophe bonds	—	—	—	—	(251)	335
(Decrease) increase in fair value of structured deposit	(655)	365	(313)	(2,007)	(1,284)	—
Income (loss) from equity method investments	5,583	4,927	1,024	579	(13)	(572)
(Decrease) increase in fair value of derivatives	(1,130)	7,697	(3,824)	(6,634)	(3,834)	(12,367)

Net realized and unrealized gains (losses) on investments	$13,481	$25,493	$(5,775)	$(7,972)	$(5,774)	$(14,786)

Net impairment losses recognized in earnings	$(570)	$(5,369)	$(702)	$(861)	$(353)	$(300)

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

		Periodic Rate of Return
	As of June 30, 2012	Last 3 Months	Year to Date	Last 12 months	Last 60 months*

Cash and fixed maturities	$7,519,593	1.53%	2.70%	5.33%	5.70%

Distressed securities	$24,659	(1.11%)	3.65%	(1.21%)	2.22%
Diversified arbitrage	14,004	70.00%	6.07%	3.45%	(2.70%)
Emerging markets	3,557	(3.60%)	(27.84%)	(28.29%)	(5.44%)
Event-driven arbitrage	7,952	(0.59%)	(15.16%)	(32.85%)	(9.42%)
Fixed income arbitrage	—	0.00%	0.00%	0.00%	11.07%
Fund of funds	28,616	(0.61%)	3.20%	0.71%	1.62%
Global macro	36,669	1.43%	3.11%	4.82%	4.17%
Long / short credit	848	(2.23%)	(2.66%)	(12.51%)	(1.62%)
Long / short equity	134,194	(1.84%)	2.76%	(0.36%)	4.89%
Opportunistic	1,660	0.00%	(2.00%)	(2.29%)	(24.21%)

Hedge funds **	252,159	(0.91%)	0.41%	(3.69%)	(0.76%)
Derivatives	(328)
Structured deposits	24,250
Equity investments	90,323

Total other investments	$366,404

Total invested assets	$7,885,997

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]		(2.21%)	1.09%	(4.40%)	(2.02%)

Hedge Fund Performance History – 60 months ended June 30, 2012

Monthly performance	2012	2011	2010	2009	2008	2007
January	1.53%	0.13%	0.79%	2.13%	(1.37%)
February	0.02%	0.57%	0.17%	0.65%	1.83%
March	(0.21%)	0.29%	1.02%	(0.76%)	(2.58%)
April	(0.02%)	0.73%	0.88%	(0.84%)	(0.13%)
May	(0.41%)	(0.28%)	(0.73%)	2.45%	2.51%
June	(0.48%)	(0.89%)	(0.83%)	1.53%	0.93%
July		0.15%	0.36%	1.40%	(4.12%)	0.99%
August		(1.37%)	(0.28%)	0.78%	(2.14%)	(1.62%)
September		(1.13%)	1.28%	1.71%	(7.31%)	1.85%
October		0.07%	0.84%	1.53%	(4.85%)	4.15%
November		(0.19%)	0.40%	0.35%	(1.75%)	0.10%
December		(1.67%)	0.31%	0.77%	(1.92%)	(0.13%)

Quarterly performance
Q1	1.33%	0.98%	1.99%	2.00%	(2.15%)
Q2	(0.91%)	(0.45%)	(0.69%)	3.14%	3.33%
Q3		(2.33%)	1.35%	3.94%	(13.03%)	1.18%
Q4		(1.79%)	1.56%	2.66%	(8.31%)	4.11%
Period return	0.41%	(3.57%)	4.25%	12.27%	(19.38%)	5.34%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as of July 26, 2012
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	As of June 30, 2012
Issuer	Amortized Cost	Fair Value
General Electric Co.	$85,701	$90,087
JP Morgan Chase & Co	79,024	81,677
European Investment Bank	60,624	67,735
Citigroup Inc	63,890	66,554
KFW	51,860	58,980
Bank of America Corp	51,739	53,370
Wells Fargo & Co	40,388	43,588
Credit Suisse Group AG	35,259	36,410
Morgan Stanley	36,138	36,276
Pepsico Inc	33,436	35,365
Novartis AG	32,913	34,812
Metlife Inc	30,621	33,042
Ally Financial Inc	31,545	31,673
Goldman Sachs Group Inc	30,877	31,671
Canadian Imperial Bank of Commerce	30,299	30,617
Wal-Mart Stores Inc	28,106	29,951
BP plc	28,191	29,526
Barclays plc	28,618	29,076
International Business Machines Corp	26,364	28,481
UBS AG	25,415	28,097
Verizon Communications Inc	26,135	28,085
Conoco Philips	25,218	27,903
Lloyds Banking Group plc	26,496	27,689
AT&T Inc	24,869	26,833
Coca-Cola Co	24,405	26,705

	$958,131	$1,014,203

[a]	Corporate holdings includes supranationals and government-guaranteed corporate securities.

ALTERRA CAPITAL HOLDINGS LIMITED

EUROPEAN GOVERNMENT AND EUROPEAN BANKING INSTITUTION HOLDINGS (Unaudited)

(Expressed in thousands of United States Dollars)

	As of June 30, 2012
Largest European Government Holdings	Fair Value	% of Total
France	$266,621	35.5%
Germany	256,424	34.2%
Netherlands	146,068	19.5%
United Kingdom	44,971	6.0%
Belgium	20,579	2.7%
Norway	7,075	0.9%
Denmark	4,253	0.6%
All Other European Governments	4,401	0.6%

Total European Government Holdings	$750,392	100.0%

	As of June 30, 2012
Largest European Banking Institution Holdings	Fair Value	% of Total
European Investment Bank	$67,735	15.5%
KFW	58,980	13.5%
Credit Suisse Group AG	36,410	8.3%
Barclays plc	29,076	6.6%
UBS AG	28,097	6.4%
Lloyds Banking Group plc	27,689	6.3%
BNP Paribas SA	18,304	4.2%
HSBC Holdings plc	17,895	4.1%
Cooperatieve Centrale Raiffeisen-Boerenlee	16,289	3.7%
All Other	137,079	31.4%

Total European Banking Institutions	$437,554	100.0%

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

EUROPEAN CORPORATE FIXED MATURITIES INVESTMENT EXPOSURES (Unaudited)

(Expressed in thousands of United States Dollars)

	As of June 30, 2012
	Banking Institutions	Other Financial Institutions	Other Corporates	Total
Country
United Kingdom	$96,898	$29,384	$98,154	$224,436
Netherlands	42,027	9,045	50,978	102,050
Germany	84,557	—	11,359	95,916
France	37,999	—	50,401	88,400
Supranational	72,269	—	—	72,269
Switzerland	61,979	—	2,038	64,017
Sweden	19,309	3,994	—	23,303
Norway	16,392	—	20,253	36,645
Ireland	1,104	9,369	4,984	15,457
Luxembourg	—	—	11,950	11,950
Denmark	5,020	—	—	5,020
New Zealand	—	—	4,363	4,363
Spain	—	—	509	509

Fair value	$437,554	$51,792	$254,989	$744,335

Balance sheet carrying value [a]	$409,304	$48,024	$241,714	$699,042

Credit rating
AAA	$250,192	$29,420	$402	$280,014
AA	46,168	8,885	48,214	103,267
A	123,667	12,993	175,584	312,244
BBB	11,432	—	17,536	28,968
BB	4,429	494	7,747	12,670
B	1,666	—	5,506	7,172

Fair value	$437,554	$51,792	$254,989	$744,335

Balance sheet carrying value [a]	$409,304	$48,024	$241,714	$699,042

[a]	The trading and available for sale portfolios are carried at fair value and the held to maturity portfolio is carried at amortized cost.

ALTERRA CAPITAL HOLDINGS LIMITED

NEW POINT IV SUMMARY (Unaudited)

(Expressed in thousands of United States Dollars)

New Point IV Limited (“New Point IV”) is a side car vehicle established in 2011 to provide capacity to write property catastrophe collateralized retrocessional coverage. New Point IV is sponsored by Alterra in partnership with Stone Point Capital LLC and other investors. Alterra provides underwriting services to New Point Re IV Limited (“New Point Re IV), a wholly-owned subsidiary of New Point IV.

Alterra owns 34.8% of the common shares of New Point IV and accounts for it as an equity method investment.

	FOR THE QUARTERS ENDED		FOR THE SIX MONTHS ENDED
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Gross Premiums Written by New Point IV [a]	$4,095	$—	$84,273	$—

The following is included in Alterra’s unaudited interim consolidated financial statements for the respective periods:

Balance Sheet
Other investments [b]	$86,571	$—	$86,571	$—

Statement of Operations and Comprehensive Income
Other income [c]	$1,773	$—	$6,121	$—

Income from equity method investment [d]	$5,628	$—	$10,522	$—

[a]	New Point IV is not consolidated by Alterra. Consequently, these gross premiums written are not included in Alterra’s gross premiums written.
[b]	Represents Alterra’s 34.8% investment in New Point IV under the equity method of accounting.
[c]	Represents the underwriting fees and profit commissions earned by Alterra in connection with New Point Re IV. This is included in the reinsurance segment and is included in net operating income.
[d]	Represents Alterra’s 34.8% share of the net income of New Point IV. This is included within net realized and unrealized gains on investments in Alterra’s statement of operations and comprehensive income and is included in net operating income.

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE SIX MONTHS ENDED		FOR THE YEARS ENDED
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Income and Return on Equity:
Net income (loss)	$78,940	$32,635	$157,964	$(14,052)	$65,282	$302,335
Net operating income	$68,960	$39,558	$136,683	$14,833	$96,600	$251,712
Average shareholders’ equity	$2,851,499	$2,758,138	$2,840,874	$2,789,435	$2,806,191	$2,467,429
Annualized return on average shareholders’ equity [a]	11.1%	4.7%	11.1%	(1.0%)	2.3%	12.3%
Annualized net operating return on average shareholders’ equity [a]	9.7%	5.7%	9.6%	1.1%	3.4%	10.2%

Book value and dividends per share:

Diluted book value per share	$28.68	$25.98	$28.68	$25.98	$26.91	$25.99

Dividends paid per share	$0.14	$0.12	$0.28	$0.24	$0.52	$2.94
Change in diluted book value per share	3.7%	2.5%	6.6%	0.0%	3.5%	(5.0%)

Dividend payout ratio [b]	0.5%	0.5%	1.0%	0.9%	1.9%	22.4%
Total return to shareholders [c]	4.1%	3.0%	7.5%	0.8%	5.4%	17.4%

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the quarterly average shareholders’ equity balances. Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE SIX MONTHS ENDED		FOR THE YEARS ENDED
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Net income (loss) available to common shareholders	$78,940	$32,635	$157,964	$(14,052)	$65,282	$302,335
Denominator:
Weighted average shares - basic
Outstanding [a]	99,242,983	105,365,111	99,988,898	106,171,735	105,022,397	94,426,055
Unvested restricted share units	320,491	239,675	294,368	213,272	227,286	256,224

	99,563,474	105,604,786	100,283,266	106,385,007	105,249,683	94,682,279
Share equivalents:
Warrants	1,776,887	1,247,975	1,854,069	—	1,023,278	537,399
Options	92,399	148,366	104,212	—	124,022	183,258
Employee stock purchase plan	1,460	2,506	3,933	—	1,386	2,301
Non participating restricted shares	523,662	108,276	310,590	—	104,524	54,138

Weighted average shares - diluted [b]	101,957,882	107,111,909	102,556,070	106,385,007	106,502,893	95,459,375

Net income (loss) per share	$0.79	$0.31	$1.58	$(0.13)	$0.62	$3.19

Net income (loss) per diluted share	$0.77	$0.30	$1.54	$(0.13)	$0.61	$3.17

[a]	Includes weighted average unvested participating restricted shares.
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE SIX MONTHS ENDED		FOR THE YEARS ENDED
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Before tax
Net income (loss)	$79,702	$28,308	$154,144	$(21,079)	$55,781	$306,491
Net realized and unrealized (gains) losses on investments excluded from operating income, before tax [a]	(10,177)	4,249	(21,728)	27,263	29,486	65
Foreign exchange losses (gains), before tax	25	3,090	(7)	2,212	1,312	(115)
Merger and acquisition expenses, before tax	—	—	—	—	—	(48,776)

Net operating income	$69,550	$35,647	$132,409	$8,396	$86,579	$257,665

Net of tax
Net income (loss)	$78,940	$32,635	$157,964	$(14,052)	$65,282	$302,335
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(9,987)	4,711	(21,267)	27,313	30,391	(865)
Foreign exchange losses (gains), before tax	7	2,212	(14)	1,572	927	363
Merger and acquisition expenses, net of tax	—	—	—	—	—	(50,121)

Net operating income	$68,960	$39,558	$136,683	$14,833	$96,600	$251,712

Weighted average shares outstanding:
Basic	99,563,474	105,604,786	100,283,266	106,385,007	105,249,683	94,682,279
Diluted	101,957,882	107,111,909	102,556,070	106,385,007	106,502,893	95,459,375

Basic per share data
Income (loss) per share	$0.79	$0.31	$1.58	$(0.13)	$0.62	$3.19
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(0.10)	0.04	(0.21)	0.26	0.29	(0.01)
Foreign exchange losses (gains), net of tax	—	0.02	—	0.01	0.01	0.01
Merger and acquisition expenses, net of tax	—	—	—	—	—	(0.53)

Net operating income per share	$0.69	$0.37	$1.36	$0.14	$0.92	$2.67

Diluted per share data
Income (loss) per diluted share	$0.77	$0.30	$1.54	$(0.13)	$0.61	$3.17
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(0.10)	0.04	(0.21)	0.26	0.29	(0.01)
Foreign exchange losses (gains), net of tax	—	0.02	—	0.02	0.02	0.01
Merger and acquisition expenses, net of tax	—	—	—	—	—	(0.53)

Net operating income per diluted share	$0.68	$0.37	$1.33	$0.14	$0.91	$2.64

[a]	Net realized and unrealized (gains) losses on investments excluded from operating income includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments in run off and changes in fair value of derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As of June 30, 2012	As of Dec. 31, 2011
Price per share at period end	$23.35	$23.63
Shareholders’ equity	$2,851,736	$2,809,235
Goodwill and intangible assets	$55,431	$56,111
Tangible book value	$2,796,305	$2,753,124
Basic common shares outstanding [a]	96,853,334	102,101,950
Add: unvested restricted stock units	373,399	241,108
Add: dilutive impact of warrants outstanding	1,959,863	1,938,297
Add: dilutive impact of options outstanding	96,188	125,424
Add: unvested performance based restricted shares	146,397	—

Diluted shares outstanding [b]	99,429,181	104,406,779
Basic book value per share	$29.44	$27.51
Diluted book value per share	$28.68	$26.91

Basic tangible book value per share	$28.87	$26.96
Diluted tangible book value per share	$28.12	$26.37

[a]	Includes unvested restricted shares.
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on investments excluded from operating income (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of derivatives, catastrophe bonds, structured deposits and earnings from equity method investments in run-off), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance and the underlying fundamentals of our operations as realized and unrealized gains and losses on non-hedge fund investments and foreign exchange gains and losses may fluctuate from period to period and are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.